Renovate America, Inc.
16409 West Bernardo Drive
San Diego, CA 92127

Report of Independent Accountants on Applying
Agreed-Upon Procedures

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Renovate America, Inc. (the “Company”) and Barclays Capital Inc., who are collectively referred to herein as the “Specified Parties,” relating to certain attributes of the collateral assets included in the securitization, pursuant to the offering of HERO Funding 2018-2 (the “Transaction”). Renovate America, Inc. is responsible for the accuracy of certain attributes of the collateral assets included in the Transaction (the “Responsible Party”). The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 35 property assessed clean energy (“PACE”) assessments (“PACE Assessments”) identified as follows (the “Sample Assessments”):

•
At the direction of the Company, PwC randomly selected 35 PACE Assessments from the file “HERO 18-2_3rdFunding_LoanList_v1.xlsx”, containing a list of 1,311 PACE Assessments, provided by the Company on February 28, 2019 (“Assessment List”).

The Specified Parties represent that the 35 Sample Assessments were selected from the pool of PACE Assessments underlying the PACE Bond assets (“PACE Bonds”) to be sold as part of the Transaction, in connection with the initial funding of the Class A-2 Note, which is the third round funding for the Transaction (the “Transaction Funding Date”).

The Specified Parties also requested we perform certain procedures over 88 PACE Bonds, which the Specified Parties represent as the entire population of PACE Bonds sold as part of the Transaction, in connection with the Transaction Funding Date.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017
T: (213) 356-6000, F: (813) 637-4444, www.pwc.com/us

Report of Independent Accountants on Applying Agreed-Upon Procedures
HERO Funding 2018-2
March 13, 2019

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Company; and
•
The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the pool of assessments with all assets in the Transaction based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

For purposes of this report, we have performed agreed-upon procedures with respect to certain information related to the PACE Assessments and PACE Bonds. The following phrases, terms, and definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•
The phrase “compared and agreed,” as used hereinafter, refers to the comparison of one or more data attributes to underlying documentation for which the data attributes and the underlying documentation have been found to be in agreement, unless otherwise indicated.

•
The phrase “Assessment Data Tape” refers to a detailed listing of 1,294 PACE Assessments, containing certain attributes related to the Sample Assessments, provided to us by the Company on March 6, 2019 in the file “HERO 2018-2 Datatape-Third Funding-v1.xlsx”.

•	The phrase “Assessment File” refers to the contract files or documentation related to each Assessment which includes the following documents:
o	Contractual Assessment Data File,
o	Hero Processing Worksheet,
o	Assessment Contract (including any Assessment Contract Addendum, as applicable)
o	Completion Certificates,
o	Borrower Credit Report

We were provided with an Assessment File for each Sample Assessment, which we used to perform the procedures related to the Sample Assessments enumerated below.

Report of Independent Accountants on Applying Agreed-Upon Procedures
HERO Funding 2018-2
March 13, 2019

•
The phrase “PACE Data Tape” refers to a detailed listing of 88 PACE Bonds to be included in the Transaction, containing certain attributes related to those PACE Bonds, provided by the Company on March 7, 2019 in the file “HERO 2018-2 PACE Bond Data - 3rd Funding.xlsx”.

•
The phrase “Supplemental Indentures” refers to the individual Supplemental Indentures for the PACE Bonds provided to us by the Company and used by us in performing the procedures related to the PACE Bonds enumerated below.

•
The phrase “PACE Prepayment File” refers to a file containing information related to partial and full prepayments for the PACE Assessments underlying each of the PACE Bonds in the PACE Data Tape, provided by the Company on March 7, 2019, in the file “HERO 2018-2 Prepayments - 3rd Funding.xlsx”.

•
The phrase “Borrower Credit Report Supplemental File” refers to the Excel file “Sample ATP Review Results.xlsx” provided to us by the Company on March 6, 2019, which contains the amounts either included or excluded from each borrower’s outstanding credit obligations as listed in the Borrower Credit Report provided by the Company for the purposes of calculating Monthly Residual Income.

•
The phrase “Underwriting Screenshot” refers to a screenshot provided to us by the Company for each Sample Assessment which contains information related to borrower income amounts, borrower credit expenses and borrower property expenses.

•
The phrase “Monthly Income Calculator” refers to a PDF file provided to us by the Company for each Sample Assessment which contains a summary of the Company’s calculation of borrower monthly income, which the Company represented was derived from supporting income verification documentation that include one of the following: W2, Income Tax Return, Pay Stub, or Bank Statement.

We have performed the procedures enumerated below. The procedures below were established and agreed to by the Specified Parties and were performed solely to assist you with the comparison of certain attributes to source documents using the assumptions and methodologies specified in the procedures below. Any exceptions have been reported within Exhibits I, II and III.

We applied the following procedures to each of the Sample Assessments:

1.
We compared and agreed the attributes specified in the table below (“Specified Attributes”) set forth in the Assessment Data Tape to the source within the Assessment File, and found them to be in agreement, except as listed in Exhibit I:

	Specified Attributes	Field Name in Assessment Data Tape	Source within Assessment File
a	HEROId	HERO Id	Completion Certificate
b	Property City	Property City	Assessment Contract or Assessment Contract Addendum*
c	APN	AUSAPN	Assessment Contract or Assessment Contract Addendum*
d	County	County	Assessment Contract or Assessment Contract Addendum*
e	Zip	Zip	Assessment Contract or Assessment Contract Addendum*
f	Property Type	Property Type	Hero Processing Worksheet
g	Products (1-9)	Products (01-09)	Completion Certificate

Report of Independent Accountants on Applying Agreed-Upon Procedures
HERO Funding 2018-2
March 13, 2019

h	Term	Term	Hero Processing Worksheet
i	Rate	Assessment Rate	Assessment Contract or Assessment Contract Addendum*
j	Funding Date	Funding Date	Hero Processing Worksheet
k	Funded Amount	Funded Amount	Hero Processing Worksheet
l	Home Value	Home Value	Hero Processing Worksheet
m	First Payment	First Payment	Hero Processing Worksheet
n	Maturity Date	Maturity Date	Hero Processing Worksheet
o	Tax Payment	Total Annual Tax Payment	Hero Processing Worksheet
p	Total Open Liens	Total Open Liens	Hero Processing Worksheet
q	Property Value Source	Property Value Source	Hero Processing Worksheet
* Assessment Contract Addendum, when available, will take priority over the Assessment Contract.

Per the Company, the Specified Attributes “Products (1-9)” may be listed in a different order in the Assessment File when compared to the Assessment Data Tape. The Company has instructed us that no exception should be noted in the event of a different order of Products.

Per the Company, the Specified Attributes “Products (1-9)” may be listed more than once for any given Sample Assessment in the Assessment File. The Company noted that if an identical Product was listed more than once in the Assessment File, and only listed once in the Assessment Data Tape, no exception should be noted.

Per the Company, for the Specified Attribute “Property City,” “29 Palms” is considered to be equivalent to “Twenty Nine Palms”.

Per the Company’s instruction, a $1 difference threshold was applied for the Specified Attribute “Tax Payment.”

2.
We recalculated the Loan to Value (“LTV”) using information obtained from the Assessment Data Tape as a) “Total Open Liens” over b) “Home Value.” We compared and agreed the results rounded to the nearest 0.01% to the LTV disclosed in the Assessment Data Tape, without exception.

3.
We recalculated the Combined Loan to Value (“CLTV”) using information obtained from the Assessment Data Tape by summing a) “Total Open Liens” and b) “Funded Amount” and dividing the result by c) “Home Value.” We compared and agreed the results rounded to the nearest 0.01% to the CLTV disclosed in the Assessment Data Tape, without exception.

4.
We recalculated Assessment Loan to Value (“Assessment LTV”) using information obtained from the Assessment Data Tape as a) “Funded Amount” over b) “Home Value.” We compared and agreed the results rounded to the nearest 0.01% to the Assessment LTV disclosed in the Assessment Data Tape, without exception.

5.
We recalculated the Reserve Fund Amount by multiplying a) “Project Cost” obtained from the Assessment Data Tape by b) the applicable reserve fund percentage specified by the Company per the table below, utilizing the “Program” and “Application Date” as obtained from the Assessment Data Tape.

Report of Independent Accountants on Applying Agreed-Upon Procedures
HERO Funding 2018-2
March 13, 2019

Reserve Amount %
Program	Application Date on or before 3/6/2018	Application Date after 3/6/2018
CSCDA	0.20%	0.25%
LA County	0.10%	0.90%
MCED	0.25%	0.25%
WRCOG	0.075%	0.25%
FDFC	0.075%	0.25%

Per the Company, for any assessment with an “Earliest SDD” before 12/1/2016, “Funded Amount” was used instead of “Project Cost” to recalculate “Reserve Fund Amount.”

We compared and agreed the results to the Reserve Fund Amount disclosed in the Assessment Data Tape to within $0.01 and found them to be in agreement.

We applied the following procedures to each of the Sample Assessments domiciled in California:

The Company provided the following formula which was utilized in performing procedures 6 through 10 below:

Monthly Residual Income = Income – Property Expenses – Credit Expenses

6.	We applied the following procedures to the Income component of Monthly Residual Income for each Sample Assessment:

a.
For each line item in the “Income” section of the “Underwriting Screenshot,” we compared and agreed the “Monthly Net Income” line item from each Monthly Income Calculator to the “Net Amount” field within the “Income” section of the Underwriting Screenshot, and found them to be in agreement, except as listed in Exhibit II.

Per the Company’s instruction, a $1 difference threshold was applied to this comparison.

Per the Company’s instruction, we did not perform this procedure for the Sample Assessments listed in Exhibit IV, as the Monthly Income Calculator was not applicable.

b.	We compared and agreed the total of “Net Amount” line items within the “Income” section of the Underwriting Screenshot to the total “Income” amount of the Underwriting Screenshot, without exception.

7.	We applied the following procedures to the Property Expenses component of Monthly Residual Income for each Sample Assessment:

a.
We compared and agreed the total of “Payment” line items within the “Property Expenses” section of the Underwriting Screenshot to the total “Property Expenses” amount in the Underwriting Screenshot, without exception.

Per the Company, the value of the “Mortgage” payment was excluded from the calculation of total “Property Expenses.”

b.
We recalculated the “Cost of Living” amount by utilizing the “Value” field for the “Cost of Living” line item within the “Property Expenses” section of the Underwriting Screenshot and the corresponding amounts shown in the table below:

Report of Independent Accountants on Applying Agreed-Upon Procedures
HERO Funding 2018-2
March 13, 2019

Value	Cost of Living
1	$491
2	$823
3	$990
4	$1,117
5	$1,158
6	$1,238
7+	$1,318

We compared and agreed the result to the “Payment” amount for the “Cost of Living” line item within the “Property Expenses” section of the Underwriting Screenshot, without exception.

c.	We recalculated the “Utility” amount by multiplying a) the “Value” field for the “Utility” line item within the “Property Expenses” section of the Underwriting Screenshot and b) 0.14.

We compared and agreed the result to the “Payment” amount for the “Utility” line item within the “Property Expenses” section of the Underwriting Screenshot, without exception.

8.	We applied the following procedure to the Credit Expenses component of Monthly Residual Income for each Sample Assessment:

a.
We recalculated Credit Expenses using the “Total” value for the “Payments” column in the “Trade Summary” section of the Borrower Credit Report (if multiple borrowers exist on a PACE Assessment, we obtained the Borrower Credit Report for each borrower and used the sum of these amounts), minus any excluded borrower credit obligation amounts provided in the Borrower Credit Report Supplemental File, plus any included borrower credit obligation amounts provided in the Borrower Credit Report Supplemental File.

We compared and agreed the result to the total “Credit Expenses” amount in the Underwriting Screenshot, and found them to be in agreement, without exception.

Per the Company’s instruction, a $1 difference threshold was applied to this comparison.

9.
We recalculated Monthly Residual Income on the Underwriting Screenshot using a) the total amount for each component of Monthly Residual Income shown on the Underwriting Screenshot and b) the formula for Monthly Residual Income previously defined, and compared this value to the “Monthly Residual Income” value on the Assessment Data Tape, and found them to be in agreement, except as listed in Exhibit III.

Per the Company’s instruction, a $1 difference threshold was applied to this comparison.

10.
We calculated “Monthly PACE Assessment Payment” (as defined below) using the Assessment Data Tape and observed that the “Monthly Residual Income” amount on the Assessment Data Tape, respectively, is greater than the “Monthly PACE Assessment Payment”, without exception.

Monthly PACE Assessment Payment = Total PACE Assessment Payment divided by 12

Report of Independent Accountants on Applying Agreed-Upon Procedures
HERO Funding 2018-2
March 13, 2019

We applied the following procedures with respect to the PACE Bonds:

11.	For each PACE Bond, we compared the attributes listed below, as set forth in the PACE Data Tape to the information contained in the Supplemental Indentures, and found them to be in agreement:

Specified Attribute	Field name in the PACE Data Tape
Bond Name	Identified PACE Bonds
Coupon	Rate
Maturity Date	Bond Last Payment
First Pay Date	Bond First Payment

12.	For each PACE Bond, we recalculated the “Principal Amount” by summing the following:

•	the “Balance” for each PACE Bond provided within the PACE Data Tape,
•	the sum of partial and full prepayment amounts, for each PACE Bond, utilizing the “Bond Id” and “Prepayment Amount,” contained in the PACE Prepayment File,
•	the sum of any exchanged underlying PACE Assessments, utilizing the “Current Balance” and “Bond Id,” contained in the PACE Prepayment File.

We compared the recalculated Principal Amount to the Principal Amount listed in the Supplemental Indentures and found them to be in agreement.

13.
For each PACE Bond, we recalculated the “Term” by subtracting the first “Bond Payment Date” from the “Maturity Date” obtained from the Supplemental Indentures. The Company instructed us to round the results to the nearest Term as follows:

•	5 year term,
•	10 year term,
•	15 year term,
•	20 year term, and
•	25 year term.

For each PACE bond, we compared the recalculated Term to the Term listed in the PACE Data Tape and found them to be in agreement.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the PACE Assessments, PACE Bonds, or other information provided to us or included in the Transaction documents. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

Report of Independent Accountants on Applying Agreed-Upon Procedures
HERO Funding 2018-2
March 13, 2019

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

March 13, 2019

Report of Independent Accountants on Applying Agreed-Upon Procedures
HERO Funding 2018-2
March 13, 2019

Exhibit I
Exceptions Identified

Procedure	HERO ID	Value per Assessment File	Value per Assessment Data Tape
1.f	CA037159409	Unknown	Multi-family Home
1.f	MO101101547	Unknown	Single Family Home
1.g	CA037159925
1. Building Envelope - Attic Insulation
2. Building Envelope - Cool Roof - Prescriptive
3. Building Envelope - Wall Insulation
4. High-Efficiency HVAC - Attic Fan
5. High-Efficiency HVAC - Central Air Conditioner
6. High-Efficiency HVAC - Duct Replacement
7. High-Efficiency HVAC – Furnace
8. High-Efficiency Lighting - Lighting Fixture
9. High-Efficiency Water Heating - Gas Tankless Water Heater

1. Building Envelope - Attic Insulation
2. Building Envelope - Cool Roof - Prescriptive
3. Building Envelope - Wall Insulation
4. High-Efficiency HVAC - Attic Fan
5. High-Efficiency HVAC - Central Air Conditioner
6. High-Efficiency HVAC - Duct Replacement
7. High-Efficiency HVAC – Furnace
8. High-Efficiency Lighting - Lighting Fixture
9. High-Efficiency Water Heating - Gas Tankless Water Heater
10.  Windows, Doors, and Skylights - Exterior Windows
11.  Indoor Water Efficiency - High-Efficiency Toilet Fixtures

Report of Independent Accountants on Applying Agreed-Upon Procedures
HERO Funding 2018-2
March 13, 2019

Exhibit II
Exceptions Identified

Procedure	HERO ID	Value per Underwriting Screenshot	Value per Monthly Income Calculator
6.a	CA001102561	4,061.06; 4,592.72	4,061.06 Monthly Income Calculator not provided for 4,592.72
6.a	CA031110149	4,915.24; 254.39; 1,344.00	4,915.24; 6,214.60
6.a	CA037159460	2,176.37; 2,176.38	4,352.75
6.a	CA037160716	2,632.04; 4,358.48; 442.50	2,632.04; 4,358.48; Monthly Income Calculator not provided for 442.50
6.a	CA077111034	2,084.48; 1,605.00	2,084.48 Monthly Income Calculator not provided for 1,605.00
6.a	CA077111171	11,050.00	11,106.98

Report of Independent Accountants on Applying Agreed-Upon Procedures
HERO Funding 2018-2
March 13, 2019

Exhibit III
Exception Identified

Procedure	HERO ID	Recalculated Value per Procedure	Value per Assessment Data Tape
9	CA037159460	1,429.82	1,503.21

Report of Independent Accountants on Applying Agreed-Upon Procedures
HERO Funding 2018-2
March 13, 2019

Exhibit IV
Sample Assessments Excluded from Procedure 6.a

HERO ID
CA077111030
CA085103513
CA095109612